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                                                                     EXHIBIT 4.2
                                                                          PAGE 1

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                                   ----------

         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "CALPINE CAPITAL TRUST III", FILED IN THIS OFFICE ON THE NINETEENTH DAY OF JULY, A.D. 2000, AT 8:30 O'CLOCK A.M.



                                        /s/ EDWARD J. FREEL
                                       -----------------------------------------
                                       Edward J. Freel, Secretary of State
                          [SEAL]
3252483 8100                           AUTHENTICATION:  0569440

001363891                                        DATE:  07-20-00
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                              AMENDED AND RESTATED
                              CERTIFICATE OF TRUST
                                       OF
                            CALPINE CAPITAL TRUST III

         This Amended and Restated Certificate of Trust of Calpine Capital Trust III (the "Trust"), dated as of July 19, 2000, is being duly executed and filed by the undersigned, as trustees of the Trust, to amend and restate the Certificate of Trust of the Trust, which was filed with the Secretary of State of the State of Delaware on June 28, 2000, under the Delaware Business Trust Act (12 Del. C. Section 3801, et seq.) (the "Act").

         The original Certificate of Trust is hereby amended and restated in its entirety, pursuant to Section 3810(c)(1) of the Act, to read as follows:

         1. Name. The name of the business trust formed hereby is Calpine Capital Trust III.

         2. Delaware Trustee. The name and business address of the trustee of the Trust with its principal place of business in the State of Delaware are Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

         3. Effective Date. This Certificate of Trust shall be effective upon the date and time of filing.

         4. Counterparts. This Certificate of Trust may be executed in one or more counterparts.


                            [SIGNATURE PAGES FOLLOW]



                                                         STATE OF DELAWARE
                                                         SECRETARY OF STATE
                                                      DIVISION OF CORPORATIONS
                                                      FILED 08:30 AM 07/19/2000
                                                         001363891 -- 3252483
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         IN WITNESS WHEREOF, the undersigned have executed this Certificate of
Trust in accordance with Section 3811(a)(2) of the Act.


                                        /s/ PETER CARTWRIGHT
                                       -----------------------------------------
                                       Peter Cartwright
                                       Administrative Trustee


                                        /s/ ANN B. CURTIS
                                       -----------------------------------------
                                       Ann B. Curtis
                                       Administrative Trustee


                                       -----------------------------------------
                                       Thomas R. Mason
                                       Administrative Trustee



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         IN WITNESS WHEREOF, the undersigned have executed this Certificate of
Trust in accordance with Section 3811(a)(2) of the Act.


                                       -----------------------------------------
                                       Peter Cartwright
                                       Administrative Trustee


                                       -----------------------------------------
                                       Ann B. Curtis
                                       Administrative Trustee


                                        /s/ THOMAS R. MASON
                                       -----------------------------------------
                                       Thomas R. Mason
                                       Administrative Trustee



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                                       WILMINGTON TRUST COMPANY, as Delaware
                                       Trustee

                                       By: /s/ DENISE M. GERAN
                                           -------------------------------------
                                           Name: Denise M. Geran
                                           Senior Financial Services Officer
                                           Authorized Signatory


                                       WILMINGTON TRUST COMPANY, as Property
                                       Trustee

                                       By: /s/ DENISE M. GERAN
                                           -------------------------------------
                                           Name: Denise M. Geran
                                           Senior Financial Services Officer
                                           Authorized Signatory



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